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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

      Date of Report (Date of earliest event reported) November 13, 1997


                           Nexar Technologies, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                 0-29194               04-3268334
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(State or other jurisdiction of    (Commission           (IRS Employer
 incorporation or organization)    File Number)      Identification Number)


        257 Turnpike Road, Southborough, Massachusetts        01772
        ---------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


                                (508) 485-7900
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEMs 1 to 3 -- Not applicable.

Item 4 -- Changes in Registrant's Certifying Account

     (a) On November 13, 1997 Arthur Andersen LLP ("Arthur Andersen") informed Nexar Technologies, Inc. (the "Registrant") that it was resigning as the Registrant's independent accountants.

The following information is provided in response to Item 304(a)(1) of Regulation S-K:

     1. None of the reports of Arthur Andersen on the Registrant's financial statements since the Registrant's inception in March 1995 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     2. In connection with its audits for the fiscal year ended December 31, 1996 and for the period from inception (March 7, 1995) to December 31, 1995, and through November 13, 1997, there were no disagreements or events with Arthur Andersen of the type required to be disclosed by Item 304(a)(1)(iv) or (v), other than a single difference of opinion between the Registrant and Arthur Andersen, which was resolved to Arthur Andersen's satisfaction, regarding the accounting of certain sales of products to a new foreign distributor during the quarter ended June 30, 1997. Arthur Andersen took the position that the appropriate accounting was to defer the recognition of revenue on these transactions until payment was received. After full discussion of the matter between Arthur Andersen and the Audit Committee of the Registrant's Board of Directors, the Registrant accepted Arthur Andersen's recommended accounting treatment prior to releasing its earnings for such period and filing its Form 10-Q for such quarter. The Registrant has authorized Arthur Andersen to respond fully to any inquiries by the Registrant's new certifying accountants concerning such resolved matter.

     The Registrant has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 20, 1997, stating that firm's agreement with items 1 and 2 above is filed as Exhibit
16.1 to this Form 8-K.

Item 5 -- Other Events

     On November 14, 1997 the Registrant moved its principal executive offices to 257 Turnpike Road, Southborough, Massachusetts 01772, telephone (508) 485-7900.

Item 6 -- Not applicable

Item 7 -- Financial statements and Exhibits

            a.  Exhibits

            Exhibit 16.1 Letter from Arthur Andersen LLP to Registrant

Item 8 -- Not applicable


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Nextar Technologies, Inc.

Dated:  November 20, 1997               By /s/ Albert J. Agbay
                                        President and Chief
                                        Executive Officer

                                        By /s/ Gerald Y. Hattori
                                        Chief Financial Officer and
                                        Vice President of Finance